UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                      Pursuant to Sections 13 and 15(d) of
                       the Securities Exchange Act of 1934



                                January 29, 2002
                Date of Report (Date of earliest event reported)

                               FOSTER WHEELER LTD.
             (Exact Name of Registrant as Specified in Its Charter)

                                                                 22-3802649
        Bermuda                         1-286-2                (IRS Employer
(State of Incorporation)        (Commission File Number)     Identification No.)

                            Perryville Corporate Park
                         Clinton, New Jersey 08809-4000
                     (Address of Principal Executive Office)

                                 (908) 730-4000
              (Registrant's Telephone Number, Including Area Code)

                                (Not Applicable)
                         (Former Name or Former Address,
                          If Changed Since Last Report)



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Item 5.   OTHER EVENTS

          On January 29, 2002, Foster Wheeler Ltd. issued a press release with respect to its 2001 year-end results. The sections titled "Fourth-Quarter Charge and Reserve", "Bank Waivers", "Fourth-Quarter and Year-End 2001 Results", "Engineering and Construction Group Results" and "Energy Equipment Group Results", which appear as part of Exhibit 99.1, are filed and incorporated herein by reference.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements:

          None.

(b)  Pro Forma Financial Information:

          None.

(c)  Exhibits:

          The following exhibit is filed or furnished as part of this Report to the extent described in Items 5 and 9.

          99.1 Press Release dated January 29, 2002.

Item 9.   REGULATION FD DISCLOSURE

          The title, first, second, third, fourth, fifth, sixth and seventh paragraphs, as well as the sections titled "Phase One: Comprehensive Performance Improvement Plan" and "Phase Two: Building Competitive Strength" and the attached financial schedules appearing in Exhibit 99.1 are not filed but are furnished pursuant to Regulation FD.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              FOSTER WHEELER LTD.


DATE:  January 29, 2002                       By:/s/Thomas R. O'Brien
                                                 -----------------------------
                                                  Thomas R. O'Brien
                                                  General Counsel and
                                                  Senior Vice President